UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 18, 2006
Date of Report (Date of Earliest Event Reported)

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POLYMEDIX, INC.
(Exact name of registrant as specified in its charter)

_____________________

Delaware	000-51895	27-0125925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 N. Radnor-Chester Road; Suite 300 Radnor, PA		19087
(Address of principal executive offices)		(Zip Code)

484-598-2332
(Registrant’s telephone number, including area code)

PolyMedix, Inc.
3701 Market Street; Suite 442
Philadelphia, PA 19104
(Former name or address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 18, 2006, the Board of Directors of PolyMedix, Inc. (the “Company”) declared a dividend to be payable on December 31, 2006 to the holders of record as of that date of the Company’s issued and outstanding shares of its Series 1 Convertible Preferred Stock (the “Series 1 Stock”), as provided in the Company’s Certificate of Designations. The dividend is payable in shares of Series 1 Stock, accrued at an annual rate of 6%, or $0.18 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

/s/ Edward F. Smith

Edward F. Smith
Vice President, Finance and Chief Financial Officer

December 20, 2006